UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Anaplan, Inc.

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Anaplan, Inc.

50 Hawthorne Street

San Francisco, California 94105

April 22, 2019

Dear Anaplan Stockholder:

I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders of Anaplan, Inc. (the “2019 Annual Meeting”) to be held at 8:00 a.m. Pacific Time on Wednesday, June 5, 2019. The 2019 Annual Meeting will be held at 50 Hawthorne Street, San Francisco, CA 94105. You will be able to vote your shares and submit your questions during the meeting.

Details of the business to be presented at the meeting may be found in the Notice of 2019 Annual Meeting of Stockholders and the Proxy Statement accompanying this letter.

Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy as soon as possible so that your shares may be represented at the 2019 Annual Meeting.

On behalf of the Board of Directors of Anaplan, Inc., I thank you for your continued support.

Sincerely,

Frank Calderoni

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

This Proxy Statement and our 2019 Annual Report can be accessed directly at the Internet address www.proxyvote.com using the control number located on the Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or in the instructions that accompanied your proxy materials. The Notice also contains instructions on how to vote online or by telephone and includes instructions on how to request a paper copy of the Proxy Materials. Whether or not you plan to attend the meeting, please ensure that your shares are voted at the 2019 Annual Meeting by signing and returning a proxy card or by using our Internet or telephonic voting system.

2019 NOTICE OF MEETING AND PROXY STATEMENT

ANAPLAN, INC.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2019

The 2019 Annual Meeting of Stockholders of Anaplan, Inc. (“Anaplan” or the “Company”), will be held on Wednesday, June 5, 2019, at 8:00 a.m. local time, at 50 Hawthorne Street, San Francisco, CA 94105.

The purpose of the 2019 Annual Meeting is:

•

To elect two Class I directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified or subject to their earlier death, disqualification, resignation or removal; and

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020; and

•	To transact any other business that is properly presented at the 2019 Annual Meeting (including adjournments, continuations and postponements thereof).

Our board of directors recommends that you vote “FOR” the election of the Class I director nominees as described in Proposal One and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal Two.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2019

We will be relying on the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish Proxy Materials over the Internet instead of mailing printed copies of those materials to each stockholder. As a result, on or about April 22, 2019, we expect to send our Stockholders the Notice instead of a paper copy of our Proxy Statement for the Company’s fiscal year ended January 31, 2019 (“fiscal year 2019”), the proxy card and our Annual Report on Form 10-K for fiscal year 2019 (collectively, the “Proxy Materials”).

The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our Proxy Materials can be accessed directly at the Internet address www.proxyvote.com using the control number located on your Notice, on your proxy card or in the instructions that accompanied your proxy materials. Only stockholders of record as of the close of business on April 8, 2019 are entitled to receive notice of and to vote at the 2019 Annual Meeting. Please provide your proxy even if you plan on attending the meeting. Instructions on how to vote your proxy are set forth in the accompanying Proxy Statement.

By order of the Board of Directors,

Gary Spiegel

Vice President, Legal and Corporate Secretary

San Francisco, California

April 22, 2019

2019 NOTICE OF MEETING AND PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about the topics summarized below, please review Anaplan Inc.’s Annual Report on Form 10-K and the entire Proxy Statement.

2019 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, June 5, 2019 at 8:00 a.m. local time
Place:	50 Hawthorne Street San Francisco, California 94105 USA
Record Date:	April 8, 2019
Voting:	Stockholders as of close of business on April 8, 2019 (the “Record Date”) are entitled to vote on the proxy proposals. Each share of common stock is entitled to one vote for each of the proposals.
Attendance:

All Stockholders as of the close of business on the Record Date may attend the 2019 Annual Meeting of Stockholders. You can attend, speak and vote at the meeting even if you have completed and submitted a form of proxy. Your nominated proxy must attend the 2019 Annual Meeting in person in order for your votes to be cast.

Proxy Materials:	The Proxy Materials were first made available to Stockholders on or about April 22, 2019.

2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposals, voting recommendations and vote required

Our board of directors (the “Board”) recommends that you vote “FOR” each of the proposals that will be submitted for stockholder approval at the 2019 Annual Meeting.

Proposals:		Vote required:	Board Recommendation
1.	Election of two Class I directors to hold office until the 2022 annual meeting of Stockholders and until their successors are duly elected and qualified.	Plurality of Votes Cast	FOR each nominee
2.	Ratification of the appointment of KPMG LLP as the Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2020.	Majority of Votes Cast	FOR

During the meeting, Anaplan’s management will present a review of Anaplan’s business and affairs for fiscal year 2019.

Anaplan’s Corporate Governance Highlights for 2019
• The Board consists of 100% independent Committee members.	• The Board has a lead independent director (“Lead Independent Director”).
• The Company maintains an anti-hedging policy for all directors and employees.	• The non-executive directors meet regularly in executive sessions.
• The Board and each committee perform a periodic self-evaluation.	• Board Continuing Education Program established.

PROPOSAL ONE: DIRECTOR NOMINEES

We are asking our Stockholders to elect each of the Director Nominees described below:

Nominee	Age	Director Since	Principal Occupation	Independent	Committee Membership and Other Appointments

Frank Calderoni	61	2017	Chairman and CEO, Anaplan, Inc.	No	• Chairman of the Board

Robert E. Beauchamp	59	2018	CEO, BMC Software, Inc.	Yes	• Lead Independent Director • Compensation Committee – Member • Nominating and Corporate Governance Committee – Chair

For further information about our Director Nominees, see biographical information starting on page 8 of this Proxy Statement.

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF KPMG LLP

We are asking our Stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020.

2019 NOTICE OF MEETING AND PROXY STATEMENT

2020 ANNUAL MEETING

Deadline for Stockholder proposals for inclusion in the Proxy Statement:	December 24, 2019
Period for Stockholder nomination of directors:	February 6, 2020 to March 7, 2020
Deadline for all other proposals:	February 6, 2020 to March 7, 2020

For further information, see the section entitled “Stockholder Proposals and Nominations” on page 43 of this Proxy Statement.

2019 NOTICE OF MEETING AND PROXY STATEMENT

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROXY STATEMENT

In this Proxy Statement, “Anaplan, Inc.,” “Anaplan,” the “Company,” “we,” “us” and “our” refer to Anaplan, Inc., a Delaware corporation, and its subsidiaries, unless the context indicates otherwise. This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed to Stockholders of record at the close of business on the Record Date on or about April 22, 2019.

GENERAL INFORMATION

Following are questions and answers concerning voting and solicitation and other general information.

What matters am I voting on?

Proposal One: We are asking our Stockholders to elect each of the Director Nominees described below:

FRANK CALDERONI

ROBERT E. BEAUCHAMP

Proposal Two: We are asking you to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020.

Board recommendations.	The Board recommends that you vote your shares “FOR” the two Director Nominees as listed in Proposal One and “FOR” Proposal Two.

Why did I receive this Proxy Statement?	We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (“Notice”) on or around April 22, 2019 because our Board is soliciting your proxy to vote at the Company’s 2019 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote on an informed basis.

What do I need to do to attend the 2019 Annual Meeting?	All Stockholders as of the Record Date are invited to attend the 2019 Annual Meeting. Admission will begin at 7:30 a.m. Pacific Time. In order to be admitted, you must present a form of personal identification and evidence of share ownership. Stockholders of record may vote in advance by proxy or if they wish to be present in person at the 2019 Annual Meeting, provide identification matching that of a Stockholder appearing on the Company’s list of stockholders of record or other evidence of share ownership. If your shares are held beneficially in the name of a bank, broker-dealer, brokerage firm, trust, other similar organization, other holder of record or nominee (i.e., in street name), you may vote in advance by proxy or if you wish to be present in person at the 2019 Annual Meeting, you must bring a bank or brokerage account statement as your proof of ownership of such Anaplan shares in addition to a legal proxy obtained from your bank, broker-dealer, brokerage firm, trust, other similar organization or other holder of record or nominee. The use of mobile phones, recording or photographic equipment, tablets,

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computers and/or other similar devices is not permitted at the Annual Meeting. The meeting will begin promptly at 8:00 a.m. Pacific Time.

Who may vote?	You are entitled to vote if you are a Stockholder of record of the Company’s common stock at the close of business on the Record Date. At that time, there were 126,425,461 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock that you own entitles you to one vote on all matters to be voted on at the 2019 Annual Meeting.

How do I vote?	Stockholders of record can cast their votes by proxy by:

•  using the Internet and voting at www.proxyvote.com;

•  calling 1.800.690.6903 and following the telephone prompts; or

•  completing, signing and returning a proxy card by mail to the address indicated on the proxy card.

If you have received a Notice, it contains a control number that will allow you to access the Proxy Materials online. If you have received a paper copy of our Proxy Materials, a printed proxy card has been enclosed. If you have not received a paper copy of our Proxy Materials and wish to vote by mail, please follow the instructions included in the Notice to obtain a paper proxy card. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

The Notice is not a proxy card and it cannot be used to vote your shares.

Stockholders of record may also vote their shares directly by attending the 2019 Annual Meeting and casting their vote in person.

Beneficial owners must vote their shares in the manner prescribed by their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. If you do not receive the voting instructions, please contact your bank, brokerage firm, trust or other similar organization or nominee directly. Beneficial owners who wish to vote in person at the 2019 Annual Meeting must obtain a legal proxy from their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. Beneficial owners wishing to vote in person at the 2019 Annual Meeting will need to bring the legal proxy with them to the 2019 Annual Meeting and hand it in with a signed ballot that is available upon request at the meeting. Beneficial owners will not be able to vote their shares at the 2019 Annual Meeting without a legal proxy and a signed ballot.

In order to be timely processed, your vote must be received by 11:59 p.m. Eastern Standard Time on June 4, 2019 (or, if you are a beneficial owner, such earlier time as your bank, brokerage firm or nominee may require).

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2019 NOTICE OF MEETING AND PROXY STATEMENT

May I change or revoke my proxy?

If you are a registered holder of the Company’s common stock, you may revoke your proxy at any time before it is voted at the 2019 Annual Meeting by:

•  notifying the Company Secretary in writing: c/o Anaplan, Inc. at 50 Hawthorne Street, San Francisco, California 94105, USA, Attention: Company Secretary;

•  submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or

•  by voting in person at the 2019 Annual Meeting.

Merely attending the 2019 Annual Meeting does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

If you are not a registered holder but your shares are registered in the name of a nominee, you must contact the nominee to revoke your proxy. Merely attending or attempting to vote in person at the 2019 Annual Meeting will not revoke your proxy if your shares are held in the name of a nominee.

How will my proxy get voted?

If your proxy card is properly submitted, you are legally designating the person or persons named in the proxy card to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Frank Calderoni and David H. Morton, Jr. (the “Company Designees”) shall act as your proxies. If you sign and return your proxy card without indicating how your shares are to be voted and name anyone other than a Company Designee as your proxy, that person may vote your shares at their discretion. If you name a Company Designee as your proxy without indicating how your shares are to be voted, the Company Designee shall vote your shares as the Board recommends on each proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the 2019 Annual Meeting. The Board currently does not know of any matters to be raised at the 2019 Annual Meeting other than the proposals contained in this Proxy Statement. If you are a beneficial owner, the rules of the New York Stock Exchange (“NYSE”) permit your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee to vote your shares at their discretion on “routine” matters if it does not receive instructions from you.

The following proposal is a routine matter:

•  Proposal Two (Ratification of the Appointment of the Independent Registered Public Accounting Firm)

However, your bank, broker-dealer brokerage firm, trust or other similar organization or nominee may not vote your shares on “non-routine” matters if it does not receive instructions from you (“broker non-votes”). Broker non-votes will be counted for the purposes of a quorum, but will not be counted as votes for or against the non-routine matters, but rather will be regarded as votes withheld and will not be counted in the calculation of votes for or against the resolution.

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The following proposal is a non-routine matter: • Proposal One (Election of each of the two Director Nominees as Class I directors)

What constitutes a quorum?	The presence (in person or by proxy) of Stockholders entitled to exercise a majority of the voting power of the Company on the Record Date is necessary to constitute a quorum to conduct business for the Company’s annual meeting of Stockholders. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.

What vote is required to approve each of the proposals?

Plurality of Votes Cast Required to Approve:

•  Proposal One (Election of each of the two Director Nominees as Class I directors)

Majority of Votes Cast Required to Approve:

•  Proposal Two (Ratification of the Appointment of the Independent Registered Public Accounting Firm)

Although abstentions and broker non-votes are counted as “shares present” at the 2019 Annual Meeting for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the proposal and, accordingly, do not affect the outcome of the vote.

Proposal One—The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of withholding, abstention or a broker non-vote) will not be counted in such nominee’s favor.

Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	See Section titled “Householding” below which includes information for obtaining additional copies of the proxy materials.

Who pays the expenses of this Proxy Statement?	Our Board is soliciting proxies for use at the 2019 Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors, the Company Designees and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors, Company Designees and employees will not be paid any additional compensation for

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soliciting proxies, but may be reimbursed for reasonably out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

How will voting be counted on any other matters that may be presented at the 2019 Annual Meeting?	Although we do not know of any matters to be presented or acted upon at the 2019 Annual Meeting other than the items described in this Proxy Statement, if any other matter is proposed and properly and validly presented at the 2019 Annual Meeting, Company Designees will vote on such matters in accordance with their best judgment.

Voting procedures and tabulation.	The Board appointed an inspector of elections to act at the 2019 Annual Meeting and to make a written report thereof. Prior to the 2019 Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will ascertain the number of shares of common stock outstanding, determine the shares of common stock represented at the 2019 Annual Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

Where can I find the voting results of the Annual Meeting?	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

What does being an “emerging growth company” mean?

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of certain reduced reporting requirements that are otherwise applicable to public companies. These provisions include:

•   an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal controls over financial reporting;

•   an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

•   reduced disclosure about our executive compensation arrangements; and

•   exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangements.

We will remain an emerging growth company until the earliest to occur of:

•   the last day of the fiscal year in which we have more than $1.07 billion in annual revenue;

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•   the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second quarter of that fiscal year;

•   the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities; and

•   the last day of the fiscal year ending after the fifth anniversary of our initial public offering.

We may choose to take advantage of some, but not all, of the available benefits under the JOBS Act. We have chosen to irrevocably “opt out” of the extended transition periods available under the JOBS Act for complying with new or revised accounting standards, but we intend to take advantage of certain of the other exemptions discussed above. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL ONE – ELECTION OF DIRECTORS

BOARD STRUCTURE

Our Board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the 2019 Annual Meeting. The term of the Class II directors expires at the 2020 annual meeting of stockholders and the term of the Class III directors expires at the 2021 annual meeting of stockholders. After the initial terms expire, directors are expected to be nominated for re-election to hold office for a three-year term and until their successors are duly elected and qualified.

Classes	Directors	Term Expires
Class I	Ravi Mohan[1]	2019
	Standish O’Grady[1]	2019
	Frank Calderoni	2019
	Robert E. Beauchamp	2019
Class II	Susan L. Bostrom	2020
	Sandesh Patnam	2020
	Rob Ward	2020
Class III	David Conte	2021
	Suresh Vasudevan	2021

DIRECTOR NOMINEES

Our Board has nominated Messrs. Frank Calderoni and Robert E. Beauchamp for election as Class I directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a current director and member of our Board and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the Company Designees will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the 2019 Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

[1]	Retiring at the June 5, 2019 Annual Meeting of Stockholders.

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VOTE REQUIRED; RECOMMENDATION OF THE BOARD

A plurality of all votes cast by holders of common stock on the Record Date represented in person or by proxy at the 2019 Annual Meeting is required to approve Proposal One.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ELECT THE DIRECTOR NOMINEES, FRANK CALDERONI AND ROBERT E. BEAUCHAMP.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING NOMINEES:

FRANK CALDERONI Age 61, Director since 2017

Mr. Calderoni has served as our President and Chief Executive Officer and as a member of our Board of directors since January 2017, as the Chairman of our Board since November 2018 and he also served as our Interim Chief Financial Officer from July 2018 to September 2018. From June 2015 to December 2016, Mr. Calderoni served as Executive Vice President, Operations and Chief Financial Officer of Red Hat, Inc., an open-source enterprise software provider. From May 2004 to January 2015, Mr. Calderoni served in various positions, most recently as Chief Financial Officer of Cisco Systems, Inc., a networking and storage vendor. From February 2002 to May 2004, Mr. Calderoni served as Senior Vice President and Chief Financial Officer of QLogic, Inc., a provider of network infrastructure products. From February 2000 to February 2002, Mr. Calderoni served as Senior Vice President and Chief Financial Officer of SanDisk Corporation. Prior to that, he was employed for 21 years by IBM Corporation, where he held a number of executive positions.

Mr. Calderoni currently serves on the board of directors of Adobe Systems Incorporated, a global software company, and Palo Alto Networks, Inc., a network security company, and has previously served on the board of directors of Nimble Storage, Inc., a data storage company.

Mr. Calderoni holds a B.S. in Accounting and Business Administration, with a major in Finance from Fordham University and an M.B.A. from Pace University.

Expertise: Mr. Calderoni brings significant expertise to our Board in financial matters, business development, and operations, along with senior leadership experience, global experience and knowledge of strategy and competition. As CEO, Mr. Calderoni has direct responsibility for setting the Company’s vision and strategy. With a background in serving as the CFO of several large multinational corporations and with his public company board experience with service on audit committees, Mr. Calderoni also brings additional expertise in financial issues facing companies.

ROBERT E. BEAUCHAMP Age 59, Director since 2018	Mr. Beauchamp has served as a member of our Board since July 2018. Mr. Beauchamp has served as the President and Chief Executive Officer of BMC Software, Inc. since April 2019 and also served in the same capacity from 2001 through December 2016. At BMC Software, he served in a variety of leadership roles in sales, marketing, corporate development, and product management and development. He served as a member of the Board of Regents of Baylor University for nine years.

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Mr. Beauchamp has served as a director to various public and private companies, including the following: BMC Software, Inc. since April 2019; ThoughtTrace (formerly Agile Upstream Inc.), a provider of artificial intelligence software developed specifically for the oil and gas industry, since December 2017; Forcepoint LLC, a global human-centric cybersecurity company, since November 2016; Raytheon, Inc., a technology and innovation leader specializing in defense, civil, and cybersecurity markets throughout the world, since July 2015. Previously, Mr. Beauchamp served as a director of TransUnion, a global risk and information solutions provider, from June 2018 through April 2019; National Oilwell Varco, Inc., from 2002 through November 2015 and of BMC Software, Inc., a leading provider of enterprise IT management solutions, from 2001 through 2018 and as chairman of the board of BMC Software from 2008 through 2018.

Mr. Beauchamp holds a B.B.A. in Finance from the University of Texas at Austin and an M.S. in Management from Houston Baptist University.

Expertise: Mr. Beauchamp brings financial, international, business development, technological, operational and CEO expertise to our Board through his service as a senior level executive with a large multi-national corporation. In addition, his cross-board experience on multiple public and private company boards combined with his senior-executive level experience provides valuable governance and strategic experience to our Board.

CONTINUING DIRECTORS

INFORMATION CONCERNING OUR CONTINUING DIRECTORS:

SUSAN L. BOSTROM Age 58, Director since 2017

Ms. Bostrom has served as a member of our Board since September 2017. Earlier in her career, from January 2006 to January 2011, Ms. Bostrom served as Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs of Cisco Systems, Inc., a networking equipment provider. Prior to that, from 1997 to January 2006, Ms. Bostrom served in a number of positions at Cisco, including Senior Vice President, Global Government Affairs and the Internet Business Solutions Group and Vice President of Applications and Services Marketing.

In addition to serving on our Board, Ms. Bostrom has served as an independent director to various public and private companies, including the following: ServiceNow, Inc., an enterprise software company, since July 2014; Varian Medical Systems, Inc., a manufacturer of medical devices and software, from February 2005 through February 2019; Cadence Design Systems, Inc., an electronic design software company since February 2011; and Nutanix, Inc., a public cloud computing software company, since October 2017. Ms. Bostrom also serves as a member of the board of directors of Lucile Packard Children’s Hospital Stanford and the Advisory Board of the Stanford Institute for Economic Policy Research. In the past five years, Ms. Bostrom has served on the boards of Rocket Fuel from February 2013 through September 2017; Marketo from May 2012 through August 2016; and FedBid from October 2012 through January 2016.

Ms. Bostrom holds a B.S. in Business Administration from the University of Illinois at Urbana-Champaign and an M.B.A. from Stanford Graduate School of Business.

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Expertise: Ms. Bostrom brings sales and marketing, government relations and technological expertise to our Board from her career as a senior executive of technology companies, and expertise from her service on public and private company boards. Ms. Bostrom’s experience in the software industry and her service as a director of various public and private companies provides our Board with cross-board perspective and expertise.

DAVID CONTE Age 52, Director since 2016

Mr. Conte has served as a member of our Board since February 2016. Since July 2011, Mr. Conte has served as Senior Vice President and Chief Financial Officer of Splunk Inc., a data analytics company. Prior to joining Splunk, he was the Chief Financial Officer at IronKey, Inc., an internet security and privacy company, from June 2009 to July 2011. Previously, Mr. Conte served as Chief Financial Officer of Opsware, Inc., a software company, from July 2006 until September 2007 when Opsware was acquired by Hewlett-Packard Company. Mr. Conte began his career at Ernst &Young LLP.

Mr. Conte holds a B.A. in Business Economics from the University of California, Santa Barbara.

Expertise: As the CFO of several companies with substantial financial experience in technology companies, Mr. Conte brings to our Board significant financial, technological, international, business development and operations expertise. His senior leadership experience provides valuable guidance to our Board.

SANDESH PATNAM Age 45, Director since 2015

Mr. Patnam has served as a member of our Board since December 2015. He has been a Lead U.S. Partner, and Portfolio Manager at Premji Invest since March 2014. He also worked at Seligman Technology Group at Columbia Management Investment Advisers LLC as a Senior Equity Analyst and Investment Officer from August 2010 to March 2014. He has previously served as General Partner of Bay Partners, LLC, a venture capital firm.

Mr. Patnam serves and has served as a member of the board of directors of a number of private companies. He has served on the board of directors for YapStone, Inc., a payments company since December 2017, and Signifyd, Inc., a fraud protection company since June 2018. Previously, he has been an investor in Coupa Software Incorporated, Zuora, Inc., Apttus Corporation, ServiceMax, Inc. (currently part of GE Digital LLC, a unit of General Electric Company), and DataStax, Inc., all SaaS companies.

Mr. Patnam holds a B.S. in Electrical Engineering from the University of Rochester and an M.B.A. from the Wharton School of the University of Pennsylvania.

Expertise: As a partner of an equity investment firm, Mr. Patnam advises several technology companies and brings to our Board significant business development, technological, sales & marketing and research & development expertise. Mr. Patnam’s board service with other private companies provides cross-board experience to our Board.

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SURESH VASUDEVAN Age 49, Director since 2019

Mr. Vasudevan has served as a member of our board of directors since April 14, 2019. Since February 2018, Mr. Vasudevan has served as the Chief Executive Officer of Sysdig, Inc. Prior to joining Sysdig, Mr. Vasudevan was the president and chief executive officer of Nimble Storage, Inc. from March 2011 until its acquisition by Hewlett Packard Enterprise in May 2017. He was also a director of Nimble Storage from September 2009 until May 2017, serving as chairman of the board from September 2013 until May 2017. Prior to Nimble Storage, he was the chief executive officer of Omneon, Inc. from 2009 to 2011 and previously served as a member of the executive team at NetApp as senior vice president, overseeing all product operations from 1999 to 2008. Mr. Vasudevan also served at the management consulting firm McKinsey & Co. as a senior engagement manager from 1993 to 1998.

Mr. Vasudevan has served on the boards of directors of Sysdig, Inc. since February 2018 and MemSQL since December 2017. Mr. Vasudevan also served on the boards of directors of Nimble Storage, Inc. from September 2009 through May 2017 and Datos IO from June 2017 through February 2018.

Mr. Vasudevan holds a B.S. degree in Electrical Engineering, with honors, from the Birla Institute of Technology and Science (BITS) in Pilani, India and an M.B.A. from the Indian Institute of Management (IIM) in Calcutta, India.

We believe Mr. Vasudevan should serve as a director based on his extensive business experience in the software industry including corporate business development and strategic transactions, his deep technological expertise in scaling technology companies, his product development experience and his service as a senior executive and director of various public and private companies.

ROB WARD AGE 51, DIRECTOR SINCE 2013

Mr. Ward has served as a member of our Board since February 2013. Mr. Ward has been a managing director of Meritech Capital Partners, a venture firm which he co-founded, since 1999. From 1996 to 1999, prior to founding Meritech Capital Partners, Mr. Ward was a principal at Montgomery Securities LLC, an investment bank, in the private equity group. Prior to joining Montgomery Securities in 1996, Mr. Ward spent five years in the corporate finance department at Smith Barney Inc., an investment bank.

Mr. Ward previously served as a member of the board of directors of Proofpoint, Inc. from September 2004 to June 2013 and Cornerstone OnDemand Inc. from March 2009 to December 2013, both publicly-held SaaS companies. Mr. Ward also serves and has served as a member of the board of directors of a number of private companies.

Mr. Ward holds a B.A. in Political Economy from Williams College and an M.S. in Management from the Massachusetts Institute of Technology.

Expertise: Mr. Ward brings financial, technological, sales and marketing, and research and development expertise to our Board from his venture capital experience. We believe Mr. Ward should serve as a director based on his extensive business experience in the software and web services industries, his experience in venture capital, and his service as a director of various public and private companies.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS RETIRING AT THE 2019 ANNUAL MEETING

INFORMATION CONCERNING OUR RETIRING DIRECTORS:

RAVI MOHAN Age 52, Director since 2012

Mr. Mohan has served as a member of our Board since January 2012. Since April 2004, Mr. Mohan has served as a managing director of Shasta Ventures, a venture capital firm, which he co-founded. Previously, Mr. Mohan held positions at Battery Ventures, McKinsey & Company, Inc., Hyperion Software Corporation, and MIC, a software development firm based in India.

Mr. Mohan serves on the board of directors of Spiceworks, Inc., an informational technology company, and he previously served on the board of directors of Apptio, Inc., a publicly-traded cloud-based software company, from August 2010 through July 2018.

Mr. Mohan holds a B.S. in Operations Research and Engineering from Cornell University and an M.B.A. from the University of Michigan Business School.

Expertise: Mr. Mohan has extensive industry expertise, including expertise in the software services industry that is valuable to our Board. Mr. Mohan brings technological and operations expertise to our Board through his experience in venture capital and as a member of boards of directors of other technology companies.

STANDISH O’GRADY Age 58, Director since 2011

Mr. O’Grady has served as a member of our Board since December 2011. Mr. O’Grady is a managing director of Granite Ventures, LLC, a venture capital firm which he co-founded in 1998 and has led for over 20 years. Mr. O’Grady previously held various venture capital positions at Hambrecht & Quist Group from 1984 to 1998 and started his career as a Process Engineer with Intel Corporation.

Mr. O’Grady has served on the boards of directors of various public and private companies.

Mr. O’Grady holds a B.S.E. degree in Chemical Engineering from Princeton University and an M.B.A. from the Tuck School of Business Administration at Dartmouth College.

Expertise: Mr. O’Grady’s extensive business experience in the software and internet industries, his experience in venture capital, and his service as a director of various public and private companies has brought valuable insight to our Board.

There are no familial relationships between any of the directors, Director Nominees or our executive officers, nor are any of our directors, Director Nominees or executive officers party to any legal proceedings adverse to us.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines, together with the Board committee charters, provide the framework for the corporate governance of the Company. Following is a summary of our Corporate Governance Guidelines. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.anaplan.com, under “Investor Center - Governance.”

Role of the Board

The Board directs and oversees the management of the business and affairs of the Company. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to the Stockholders.

The Board and its committees have the primary responsibilities of:

•	Setting the Company’s strategic direction and reviewing, monitoring and approving the annual operating plan and major corporate actions;

•	Advising and counseling the Company’s management;

•	Evaluating the performance of our CEO;

•	Reviewing and approving CEO and senior management succession planning;

•	Monitoring and evaluating the performance of the Company;

•	Overseeing the Company’s ethics programs and legal compliance, including the Company’s Code of Conduct and Ethics; and

•	Overseeing the Company’s enterprise risk management processes and programs.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines, our Board may separate or combine the roles of the chairman of the board of directors and chief executive officer when and if it deems it advisable and in our best interests and in the best interests of our stockholders to do so. In November 2018, the Board combined the roles of the CEO and Chairman of the Board and appointed Mr. Calderoni as the Chairman. The Board believes that having Mr. Calderoni serve in the combined role of Chairman and CEO is the most effective structure for the Company at this time. Accordingly, it is the Board’s perspective that a combined Chairman and CEO position enhances the Board’s effectiveness at this stage in the Company’s growth.

In November 2018, the Board also appointed Mr. Robert E. Beauchamp as the lead independent director of the Board for effective corporate governance and to provide independent leadership and an organizational structure for the independent directors. The Lead Independent Director coordinates the activities of the other non-employee directors, presides over executive sessions of the independent directors, facilitates the CEO evaluation process at the request of the Compensation Committee of the Board, serves as liaison between, and facilitates communication with, the Chairman of the Board and the independent directors, approves meeting schedules and agendas for the Board and has authority to call meetings of the independent directors.

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The Board believes that the Company’s current leadership structure along with its corporate governance principles, the quality, stature and substantive business knowledge of the members of the Board, as well as the Board’s culture of open communication with the CEO and senior management are conducive to Board effectiveness.

Board Risk Oversight

The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board and its committees focus on the Company’s general risk management strategy and the most significant risks facing the Company and ensure that appropriate risk mitigation strategies are implemented by management. The full Board is responsible for considering strategic risks and succession planning, and the committees oversee other categories of risk. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting, and auditing matters; our compensation committee oversees the management of risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors, and director succession planning.

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Board Composition

Our Board consists of a substantial majority of independent, non-employee directors. In addition, our Corporate Governance Guidelines require that all members of the standing committees of the Board must be independent directors. The Board has the following three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that each member of each of these committees is “independent” as defined in the NYSE listing standards and that each member of the Compensation Committee and Audit Committee meet applicable NYSE and SEC independence standards for such committees. Committee memberships and chairs are expected to be rotated periodically and an independence analysis is conducted annually.

Director	Board of Directors	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Class	Age

Frank Calderoni	Chairman & CEO				I	61

Robert E. Beauchamp	LID		Chair		I	59

Susan L. Bostrom	Director				II	58

David Conte	Director	Chair			III	52

Ravi Mohan(2)	Director				I	52

Standish O’Grady(3)	Director			Chair	I	58

Sandesh Patnam	Director				II	45

Rob Ward	Director				II	51

Suresh Vasudevan	Director				III	49
Number of FY2019 meetings	11	5	1(4)	5

(1)

LID – Lead Independent Director

Chair – Committee Chair

– Member

[2]	Retiring on June 5, 2019.

[3]	Retiring on June 5, 2019.

[4]

The Nominating and Corporate Governance Committee was newly constituted on the effective date of the Company’s initial public offering in October 2018 and therefore had only one meeting for fiscal year 2019.

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Board Diversity

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee considers the skills, expertise and background of director nominees. The Nominating and Corporate Governance Committee seeks director nominees that would complement and enhance the effectiveness of the existing Board and ensure that its members are appropriately diverse and consists of members with various and relevant backgrounds, skills, knowledge, perspectives and experiences.

Director Compensation

The Compensation Committee recommends and administers the policies that govern the level and form of director compensation, with assistance from the Compensation Committee’s independent compensation consultant, Compensia, Inc. It is the Board’s practice to maintain a fair compensation program at the Board level, which is designed to be competitive with compensation programs from comparable companies. In addition, the Compensation Committee believes that a substantial portion of the total director compensation should be in the form of equity in the Company in order to better align the interests of the Company’s directors with the long-term interests of its Stockholders.

Board Advisors

The Board and its committees may, under their respective charters, retain their own external and independent advisors to carry out their responsibilities. For fiscal year 2019, the Compensation Committee retained Compensia, Inc. as its external and independent advisor.

Executive Sessions

The Company’s independent directors meet privately in regularly scheduled executive sessions of the Board and committees, without management present, to consider such matters as the independent directors deem appropriate. These executive sessions are typically held at each Board and committee meeting.

Board Evaluation

The Nominating and Corporate Governance Committee assists the Board in evaluating its performance and the performance of the Board committees annually. Each committee and the Board conduct an annual self-evaluation. The effectiveness of individual directors is considered each year when the Board nominates directors to stand for election.

Director Orientation and Education

The Company has developed an orientation program for new directors and provides continuing education to directors. In addition, the directors are given full access to management and other employees as a means of providing additional information.

Director Nomination Process

The Nominating and Corporate Governance Committee reviews the composition of the full Board to identify the qualifications and areas of expertise needed to further enhance the composition of the Board, makes recommendations to the Board concerning the appropriate size and needs of the Board and, on its own, with

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the assistance of other Board members or management, a search firm or others, identifies candidates with those qualifications. The Board reviews and considers the Nominating and Corporate Governance Committee’s recommendations and determines the Director Nominations.

In considering candidates, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, including professional experience, understanding of business and financial issues, ability to exercise sound judgment, diversity, leadership, achievements, knowledge and experience in matters affecting business and industry. The Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and believes that at a minimum, each nominee should satisfy the following criteria: highest character and integrity, experience and understanding of strategy, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. The Nominating and Corporate Governance Committee seeks to ensure that the Board is composed of members whose particular expertise, qualifications, attributes and skills, when taken together, allow the Board to satisfy its oversight responsibilities effectively. Stockholders may recommend candidates for consideration for Board membership by sending the recommendation to the Nominating and Corporate Governance Committee, care of the Company Secretary. Candidates recommended by Stockholders are evaluated in the same manner as director candidates identified by any other means.

Term Limits and Retirement

The Board does not have a mandatory retirement age for directors and, because the Nominating and Corporate Governance Committee annually evaluates director nominees for the following year, the Board has decided not to adopt arbitrary term limits for its directors.

Director Independence

The Board, based on its review and the recommendation of the Nominating and Corporate Governance Committee, has determined that all of our current directors and Director Nominees, except Frank Calderoni, who is an employee of the Company, are independent under the NYSE listing standards and the Corporate Governance Guidelines, which are consistent with the NYSE listing standards. When assessing director independence, the Board considers the various commercial, charitable and employment transactions and relationships known to the Board (including those identified through annual directors’ questionnaires) that exist between the Company and the entities with which our directors or members of their immediate families are, or have been, affiliated. The Board evaluated certain transactions that arose in the ordinary course of business between the Company and such entities and which occurred on the same terms and conditions available to other customers and suppliers. After reviewing these transactions and such other information as the Board deemed advisable, the Board determined that Messrs. Beauchamp, Conte, Mohan, O’Grady, Patnam, Vasudevan and Ward and Ms.  Bostrom are independent under both the Company’s Corporate Governance Guidelines and the applicable NYSE rules.

Director Changes

As previously announced, Messrs. Mohan and O’Grady, currently serving as members of our Board, will not stand for re-election to our Board at the conclusion of their terms at the 2019 Annual Meeting on June 5, 2019. This is not due to any disagreement with the Company’s management or Board. As previously announced, Mr. Vasudevan was appointed to the Board on April 14, 2019.

Communications with Directors

Stockholders and other interested parties wishing to communicate with the Board, the non-employee directors or any individual director (including our Lead Independent Director and any Committee Chair) may do so by

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sending a communication to the Board and/or a particular member of the Board, care of the Company Secretary at Anaplan, Inc., Attn: Company Secretary, 50 Hawthorne Street, San Francisco, California 94105. Depending upon the nature of the communication and to whom it is directed, the Company Secretary will: (a) forward the communication to the appropriate director or directors; (b) forward the communication to the relevant department within the Company; or (c)  attempt to handle the matter directly (for example, a communication dealing with a share ownership matter).

Code of Conduct & Ethics

The Company has adopted a Code of Conduct and Ethics applicable to its employees, executive officers, directors and consultants. The Code of Conduct and Ethics is available at www.anaplan.com, under “About - Investor Center - Governance.” Amendments to, or waivers of the Code of Conduct and Ethics will be disclosed promptly on our website or on a current report on Form 8-K. No such waivers were requested or granted in the fiscal year 2019.

Insider Trading Compliance Policy and Other Restrictions

The Company has adopted an Insider Trading Compliance Policy which prohibits its directors and executive officers from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of Company securities; (ii) holding Company securities in a margin account and (iii) engaging in any form of short-term speculative trading in Company securities. Directors and executive officers are also prohibited pledging Company securities as collateral for a loan unless the Compliance Officer provides pre-clearance after the director or executive officer clearly demonstrates the financial capability to repay the loan without resort to the pledged securities. No approvals for pledging Company securities as collateral for a loan were granted in fiscal year 2019 and the Company strongly discourages such arrangements.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a written policy for approval of transactions with our directors, Director Nominees, executive officers, Stockholders that beneficially own more than 5% of our shares and immediate family members of such persons (each, a “Related Person”). Pursuant to the policy, if any Related Person has a direct or indirect material interest in a transaction or potential transaction in which the Company has been or will be a participant and the amount involved exceeds $120,000, he or she must promptly report it to the Company. The Audit Committee then reviews any such transactions and determines whether or not to approve or ratify them. In doing so, the Audit Committee takes into account the following:

•	the extent of the Related Person’s interest;
•	whether the transaction would interfere with the Related Person’s judgment in fulfilling his or her duties to the Company;
•	whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances;
•	whether the transaction is in the interest of the Company and its Stockholders; and whether the transaction would present an improper conflict of interest; and
•	other factors it deems to be appropriate.

In addition, if the transaction involves a director, the Audit Committee will consider whether such transaction would impact such director’s independence under NYSE rules or qualifications to serve on committees under the Company’s Corporate Governance Guidelines and applicable NYSE and SEC rules.

We enter into ordinary course commercial dealings with certain companies that we consider arms-length on terms that are consistent with similar transactions with other similarly situated customers and vendors. Since the beginning of our last fiscal year, there were no material commercial transactions with related parties other than as described below. The Board and/or Audit Committee have determined that none of our directors had or currently has any direct or indirect material interest in any of the transactions described below:

•

David Conte, one of our directors, is an executive officer of Splunk, Inc., which is a customer and a supplier of ours. We recognized approximately $789,482 in revenue in FY2019 and approximately $252,456 in operating expenses in commercial transactions with Splunk, Inc.

Additionally, affiliates of Premji Invest, affiliates of certain of our existing stockholders and a member of our Board, purchased 1,176,466 shares of our common stock in a private placement at a price per share equal to the initial public offering price of $17 per share. This private placement closed concurrently with our initial public offering in October 2018. We received the full proceeds and did not pay any underwriting discounts or commissions with respect to the shares that were sold in the private placement. The shares purchased in the private placement were subject to a lock-up agreement with the underwriters for a period of up to 180 days after the date of the final prospectus.

•

Napean Trading and Investment Co (Singapore) Pte. Ltd., is an entity affiliated with Premji Invest. Sandesh Patnam, a member of our Board, is a partner at Napean Trading and Investment Co (Singapore) Pte. Ltd., which holds more than 5% of our capital stock.

Loans to Executive Officers and Directors

In June 2016, we entered into a partial-recourse promissory note with David Conte, a member of our Board. The note was entered into with Mr. Conte in connection with a stock purchase agreement and stock pledge agreement under our 2012 Stock Plan to allow Mr. Conte to purchase an aggregate of 250,000 shares of common stock in our company at a purchase price of $4.59 per share. The aggregate original principal amount of the note was $1,147,500. The loan bore interest at a rate of 1.41%, per annum, compounded annually.

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Repayment of the note was secured by a stock pledge agreement. All outstanding principal and interest due under the note was repaid prior to the public filing of our registration statement on September 14, 2018.

In September 2017, we entered into a full-recourse promissory note with Anup Singh, our former Chief Financial Officer. The note was entered to allow Mr. Singh to purchase an aggregate of 170,000 shares of our common stock upon the exercise of a stock option granted under our 2012 Stock Plan at a purchase price of $5.95 per share. The aggregate original principal amount of the note was $1,011,500. The loan bore interest at a rate of 1.94% per annum, compounded annually. On October 17, 2018, Anaplan repurchased the 170,000 outstanding shares of common stock in consideration of cancelling the principal and accrued interest under the note.

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COMMITTEES OF THE BOARD

AUDIT COMMITTEEE OF THE BOARD – FY2019

MEMBERS	KEY FUNCTIONS
David Conte - Chair

The Audit Committee of our Board is tasked with the oversight of:

•  the integrity of our financial statements;

•  our compliance with legal and regulatory requirements;

•  the qualifications, independence, and performance of the independent registered public accounting firm;

•  the design and implementation of our internal audit function;

•  risk assessment and risk management;

•  adequacy and effectiveness of our disclosure controls and procedures;

•  annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements; and

•  the results of the audit, quarterly reviews of our financial statements.

Additionally, the Audit Committee:

•  initiates inquiries into certain aspects of our financial affairs;

•  establishes and oversees procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•  is responsible for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm; and

•  reviews and oversees all related-person transactions in accordance with our policies and procedures.

Ravi Mohan
Sandesh Patnam

*   Each of Messrs. Conte, Mohan and Patnam, is independent under the rules and regulations of the SEC and the listing standards of NYSE applicable to audit committee members. Our Board has determined that each of Messrs. Conte, Mohan and Patnam qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE. Mr. Mohan will retire at the end of his term on June 5, 2019.

*   Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the NYSE. A copy of the Audit Committee Charter is available on our investor website at http://anaplan.com under “About – Investor Center – Governance.”

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COMPENSATION COMMITTEEE OF THE BOARD – FY2019

MEMBERS	KEY FUNCTIONS

Standish O’Grady - Chair

The Compensation Committee of our Board:

•  establishes executive officer compensation philosophy;

•  reviews and approves the goals and objectives relevant to the compensation of the CEO, may request the Lead Independent Director to evaluate the CEO’s performance and sets the CEO’s compensation level based on this evaluation;

•  reviews and approves executive officer compensation and benefit programs;

•  administers the Company’s equity compensation plans;

•  oversees the Company’s compliance with legal and regulatory requirements associated with its compensation programs;

•  reviews and recommends significant changes in employee benefit programs; and

•  approves, retains and oversees Compensation Committee consultants.

Robert E. Beauchamp

Susan L. Bostrom
Suresh Vasudevan

*   Each of Messrs. O’Grady, Beauchamp and Vasudevan and Ms. Bostrom, is independent under the rules and regulations of the SEC and the listing standards of NYSE applicable to compensation committee members. Our Board has determined that each of Messrs. O’Grady, Beauchamp and Vasudevan and Ms. Bostrom qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act. Mr. O’Grady will retire at the end of his term on June 5, 2019.

*   Our Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the NYSE. A copy of the Compensation Committee Charter is available on our investor website at http://anaplan.com under “About – Investor Center – Governance.”

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEEE OF THE BOARD – FY2019

MEMBERS	KEY FUNCTIONS

Robert E. Beauchamp - Chair

The Nominating & Corporate Governance Committee of our Board:

•  identifies individuals qualified to become members of our board of directors consistent with criteria approved by our Board;

•  reviews the Company’s Corporate Governance Guidelines and committee charters, and makes recommendations for changes;

•  oversees the evaluation of our Board;

•  considers questions of independence and potential conflicts of interest of directors;

•  reviews the current skill set of our Board and recommends any changes; and

•  takes a leadership role in shaping the corporate governance of the Company.

David Conte

* Each of Messrs. Beauchamp and Conte, is independent under the rules and regulations of the SEC and the listing standards of NYSE.

*   Our Nominating and Corporate Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the NYSE. A copy of the Nominating and Corporate Governance Charter is available on our investor website at http://anaplan.com under “About – Investor Center – Governance.”

Board, Committee and Annual Meeting Attendance

The Board and its committees held the following number of meetings during the fiscal year ended January 31, 2019:

Board and Committee Meetings
Board	11
Audit Committee	5
Compensation Committee	5
Nominating and Corporate Governance Committee	1

Each incumbent director, with the exception of Mr. Vasudevan whose term as a director began on April 14, 2019, attended over 75% or more of the total number of meetings of the Board and the committees on which he or she served during the fiscal year 2019. The Company’s non-employee directors held at least four executive sessions without management present during the fiscal year 2019. It is the Board’s general practice to hold an executive session of the independent directors in connection with regularly scheduled Board meetings.

The Company expects all Board members to attend the 2019 Annual Meeting, but from time to time other commitments may prevent some or all directors from attending the meeting.

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COMPENSATION OF DIRECTORS

Our director compensation program is designed to compensate non-employee directors fairly for work required for a company of our size and scope and align their interests with the long-term interests of our Stockholders. The program reflects our desire to attract, retain and use the expertise of highly qualified people serving on the Company’s Board. Employee-directors do not receive any additional compensation for serving as a director.

We also have a policy of reimbursing all of our non-employee directors for their reasonable out-of-pocket expenses in connection with attending board of directors and committee meetings. From time to time we have granted stock options to certain of our non-employee directors, typically in connection with a non-employee director’s initial appointment to our Board.

Our fiscal year 2019 director compensation program for non-employee directors consisted of the following elements:

Board or Board Committee	Membership	Retainer as of April 12, 2019
Board Member		$30,000
(plus as applicable) Audit Committee	Chairperson	$20,000
	Member	$8,000
Compensation Committee	Chairperson	$12,000
	Member	$6,000
Nominating and Corporate Governance Committee	Chairperson	$8,000
	Member	$4,000
Lead Independent Director		$15,000

Equity Award		Target Value
Annual Restricted Share Unit Award (target value)		$87,500
Annual Stock Option Award (target value)		$87,500

Upon the conclusion of each regular annual meeting of stockholders beginning in calendar year 2019, each non-employee director who will continue to serve on our Board (including a director elected or appointed at such meeting) will be granted restricted stock units under our 2018 Equity Incentive Plan with a target value of $87,500 and an option to purchase shares of common stock having an aggregate exercise price of $87,500. Each person who first becomes a non-employee director other than on the date of a regular annual meeting of stockholders will receive a pro-rated annual equity award under our 2018 Equity Incentive Plan consisting of restricted stock units and an option to purchase shares of common stock. This pro-rated annual equity award will have an aggregate target value equal to (i) $175,000, multiplied by (ii) a fraction, the numerator of which is the number of whole months remaining until the one-year anniversary of the most recent annual meeting of stockholders and the denominator of which is 12. Each annual equity award and pro-rated annual equity award will be converted into a number of restricted stock units using the average closing price of our common stock over the 30-trading day period ending on the date of grant. Each award will vest in full on the earlier of the one-year anniversary of the date of grant or on the date of the next annual meeting of stockholders. The awards will also vest in full in the event of a “change in control” (as defined in our 2018 Equity Incentive Plan).

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2019 Director Compensation

The compensation earned by or awarded to our non-employee directors for fiscal year 2019 is summarized in the table below:

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(1)	Total ($)
Robert E. Beauchamp	$17,942	$724,950	—	$742,892
Susan L. Bostrom.	$10,948	—	—	10,948
David Conte	$16,422	—	—	16,422
Guy Haddleton	—(3)	—	—	—
Ravi Mohan	$11,556	—	—	11,556
Standish O’Grady	$12,773	—	—	12,773
Sandesh Patnam	$11,556	—	—	11,556
Suresh Vasudevan	—(5)	—	—
Rob Ward	—(4)	—	—	—

(1)

The amounts shown represent the aggregate grant date fair value of RSU and/or stock option awards granted in fiscal year 2019 for financial reporting purposes pursuant to the provisions of Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). Such amounts do not represent amounts paid to or realized by the non-employee director. See Note 5, “Share-based Compensation” of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10 K for fiscal year 2019 regarding assumptions underlying valuation of equity awards. Additional information regarding the RSUs and/or stock options awarded to or held by each non-employee director on the last day of fiscal year 2019 is set forth in the table below.

(2)	As of January 31, 2019, Robert E. Beauchamp held an option to purchase 135,000 shares of our common stock.
(3)

Mr. Haddleton retired from our Board prior to becoming eligible for compensation after our initial public offering in October 2018. Prior to our initial public offering the Company did not pay cash compensation for service on the board of directors.

(4)	Mr. Ward declined to accept cash compensation for his service on the Board.
(5)	Mr. Vasudevan was appointed to the Board on April 14, 2019 and therefore did not receive any compensation for fiscal year 2019.

The aggregate number of unvested RSUs and outstanding options for each of our non-employee directors as of the fiscal year ended January 31, 2019 is set forth in the table below:

	Number of RSUs Granted in fiscal year 2019	Aggregate Number of RSUs	Aggregate Number of Options
Robert E. Beauchamp	—	—	135,000(1)
Susan L. Bostrom.	—	—	220,000(2)
David Conte	—	—	250,000(3)
Guy Haddleton	—	—	—
Ravi Mohan	—	—	—
Standish O’Grady	—	—	—
Sandesh Patnam	—	—	—
Suresh Vasudevan(4)	—	—	—
Rob Ward	—	—	—

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(1)	The numbers shown represent the number of stock options granted to Mr. Beauchamp for fiscal year 2019 following his appointment to the Board in July 2018.
(2)	The numbers shown represent the number of stock options outstanding as of January 31, 2019 of which 73,333 represents the vested stock options and 146,667 represents the unvested stock options.
(3)

The numbers shown represent the number of options outstanding pursuant to a stock purchase right granted to Mr. Conte as of January 31, 2019, of which 182,292 represents the vested stock options and 67,708 represents the unvested stock options.

(4)	Mr. Vasudevan was appointed on April 14, 2019 and did not receive any equity awards for fiscal year 2019.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and officers, and persons who beneficially own more than 10% of the Company’s common stock, to file reports of ownership and reports of changes in ownership with the SEC. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with for the fiscal year 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Section 16(a) of the Exchange Act, as amended, requires our directors and officers, and persons who beneficially own more than 10% of the Company’s common stock, to file reports of ownership and reports of changes in ownership with the SEC. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with for the fiscal year 2019.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 8, 2019, the beneficial ownership of our common stock by (i) each director and director nominee of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table below, and (iii) all directors and executive officers of the Company as a group.

Applicable percentage ownership is based on 126,425,461 shares of common stock outstanding at April 8, 2018. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of common stock subject to options and RSUs held by that person or entity that are currently exercisable or that will become exercisable within 60 days of April 8, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Anaplan, Inc., 50 Hawthorne Street, San Francisco, CA 94105.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Directors, Director Nominees and Executive Officers:
Frank Calderoni(1)	3,996,987	3.1%
David H. Morton, Jr.(2)	200,000	*
Steven Birdsall(3)	386,867	*
Robert E. Beauchamp(4)	145,000	*
Susan N. Bostrom(5)	220,000	*
David Conte(6)	250,000	*
Ravi Mohan (7)	13,427,098	10.6%
Standish O’Grady (8)	12,770,625	10.1%
Sandesh Patnam (9)	9,081,216	7.2%
Suresh Vasudevan (17)	–	–
Rob Ward (10)	7,926,486	6.3%
All Directors, Director Nominees and Executive Officers as a group (11 persons) (11)	48,404,279	37.2%

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The following table sets forth each Stockholder which is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company as of April 8, 2019 based solely on the information filed by such Stockholder on Schedule 13G under the Exchange Act:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Greater than five percent holders:
Shasta Ventures II (12)	13,427,098	10.6%
Entities affiliated with Premji Invest (13)	8,857,500	7.0%
Entities affiliated with Granite Ventures (14)	12,701,777	10.0%
Entities affiliated with Meritech Capital Partners (15)	7,926,486	6.3%
Entities affiliated with Coatue Management, L.L.C.(16)	9,064,632	7.2%

*	Represents less than 1% of Anaplan’s common stock outstanding.
(1)

Includes (i) 1,202,677 shares of common stock, (ii) 2,286,497 shares subject to options exercisable within 60 days of April 8, 2019 and (iii) 507,813 shares of common stock issuable upon the vesting of restricted stock units within 60 days of April 8, 2019.

(2)

Consists of (i) 8,431 shares of common stock, all of which are unvested and subject to our right of repurchase as of April 8, 2019 and (ii) 191,569 shares of common stock subject to options exercisable within 60 days of April 8, 2019.

(3)

Consists of (i) 368,117 shares of common stock subject to options exercisable within 60 days of April 8, 2019 and (ii) 18,750 shares of common stock issuable upon the vesting of restricted stock units within 60 days of April 8, 2019. Mr. Birdsall resigned from the Company effective April 12, 2019.

(4)	Consists of (i) 10,000 shares of common stock and (ii) 135,000 shares of common stock subject to options exercisable within 60 days of April 8, 2019.
(5)	Consists of 220,000 shares of common stock subject to options exercisable within 60 days of April 8, 2019.
(6)	Consists of 250,000 shares of common stock, of which 57,292 are subject to our right of repurchase as of April 8, 2019.
(7)

Consists of 13,427,098 shares of common stock held by Shasta Ventures II, L.P. Shasta Ventures II GP, LLC is the general partner of Shasta Ventures II, L.P. The managing director of Shasta Ventures II GP., LLC is Ravi Mohan. Mr. Mohan, a member of our Board, Tod Francis and Robert Coneybeer are the managing members of Shasta Ventures GP, LLC and each of them may be deemed to have voting and investment power with respect to such shares. The address for the Shasta Ventures II, L.P. is 2440 Sand Hill Road, Suite 300, Menlo Park, California 94025.

(8)

Consists of (i) 68,848 shares of common stock held by Standish H. O’Grady and Anne Brophy O’Grady, Trustees of The O’Grady Revocable Trust, dated January 3, 2014 (ii) 12,351,794 shares of common stock held by Granite Ventures II, L.P. (iii) 99,947 shares of common stock held by Granite Ventures Entrepreneurs Fund II, L.P. and (iv) 250,036 shares of common stock held by GV Anaplan SPV, L.P. Granite Management II, LLC is the general partner of Granite Ventures II, L.P. and Granite Ventures Entrepreneurs Fund II, L.P. Granite Ventures, LLC is the general partner of GV Anaplan SPV, L.P. Standish O’Grady, a member of our Board, is one of several managing directors of the general partner entities of these funds that directly hold shares and as such Mr. O’Grady may be deemed to have voting and investment power with respect to such shares. The address of each of the entities identified in this footnote is 300 Montgomery St., Suite 638, San Francisco, California 94104.

(9)

Consists of (i) 8,857,500 shares of common stock held by Napean Trading and Investment Co. (Singapore) Pte. Ltd, an entity affiliated with Premji Invest and (ii) 223,716 shares of common stock held by Sandesh Patnam. Sandesh Patnam is a member of our Board and is a partner of Napean Trading and Investment Co. (Singapore) Pte. Ltd. and as such Mr. Patnam may be deemed to have voting and investment power with respect to such shares. The address for Napean Trading and Investment Co. (Singapore) Pte. Ltd. is 555 Twin Dolphin Dr., Suite 170, Redwood City, California 94070.

(10)

Consists of (i) 7,735,459 shares of common stock held by Meritech Capital Partners IV L.P. and (ii) 191,027 shares of common stock held by Meritech Capital Affiliates IV L.P. Meritech Capital Associates IV L.L.C. is the general partner of Meritech Capital Partners IV L.P. and Meritech Capital Affiliates IV L.P. Robert Ward, a member of our Board, is one of several managing directors of the general partner entities of these funds that directly hold shares and as such Mr. Ward may be deemed to have voting and investment power with respect to such shares. The address of each of the entities identified in this footnote is 245 Lytton Avenue, Suite 125, Palo Alto, California 94301.

(11)

Consists of (i) 44,676,533 shares of common stock, (ii) 3,201,183 shares of common stock subject to options that are exercisable within 60 days of April 8, 2019, and (iii) 526,563 shares of common stock issuable upon the vesting of restricted stock units within 60 days of April 8, 2019.

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(12)	Consists of the shares of common stock listed in footnote (7) above.
(13)

Consists of 8,857,500 shares of common stock held by Napean Trading and Investment Co (Singapore) Pte. Ltd, an entity affiliated with Premji Invest. Sandesh Patnam is a member of our Board and is a partner of Hasham Traders and as such Mr. Patnam may be deemed to have voting and investment power with respect to such shares. The address for Napean Trading and Investment Co (Singapore) Pte. Ltd is 555 Twin Dolphin Dr., Suite 170, Redwood City, California 94070.

(14)

Consists of (i) 12,351,794 shares of common stock held by Granite Ventures II, L.P. (ii) 99,947 shares of common stock held by Granite Ventures Entrepreneurs Fund II, L.P. and (iii) 250,036 shares of common stock held by GV Anaplan SPV, L.P. Granite Management II, LLC is the general partner of Granite Ventures II, L.P. and Granite Ventures Entrepreneurs Fund II, L.P. Granite Ventures, LLC is the general partner of GV Anaplan SPV, L.P. Standish O’Grady, a member of our Board, is one of several managing directors of the general partner entities of these funds that directly hold shares and as such Mr. O’Grady may be deemed to have voting and investment power with respect to such shares. The address of each of the entities identified in this footnote is 300 Montgomery St., Suite 638, San Francisco, California 94104.

(15)	Consists of the shares listed in footnote (10) above.
(16)

Based solely on information reported on a Schedule 13G filed with the SEC on February 14, 2019, Coatue Management, L.L.C. Philippe Laffont was identified as a reporting person in the Schedule 13G. Each reported person listed its address as c/o Coatue Management, L.L.C. 9 West 57th Street, 25th Floor, New York, NY 10019.

(17)	Mr. Vasudevan was appointed to the Board on April 14, 2019.

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EXECUTIVE OFFICERS

Executive Officer	Positions and Offices Held with the Company	Age

Frank Calderoni	Chairman of the Board and Chief Executive Officer	61

David H. Morton, Jr.	Executive Vice President & Chief Financial Officer	46

Steven Birdsall(1)	Executive Vice President & Chief Revenue Officer	53

(1)	Mr. Birdsall resigned effective April 12, 2019.

Information Concerning Executive Officers

In addition to Mr. Frank Calderoni, who serves as a director and Chairman of the Board, our executive officers as of January 31, 2019 consisted of the following:

DAVID H. MORTON, JR. Age 46, Officer since 2018	David H. Morton, Jr., has been the Chief Financial Officer of Anaplan, Inc. since September 2018. Mr. Morton previously served as the Chief Accounting Officer of Tesla, Inc. from August 2018 to September 2018. Mr. Morton served as Executive Vice President, Chief Financial Officer and Principal Accounting Officer of Seagate Technology, plc from October 2015 to August 2018. Mr. Morton also served as Senior Vice President of Finance, Treasurer and Principal Accounting Officer from April 2014 to October 2015 and Vice President of Finance, Treasurer and Principal Accounting Officer from October 2009 to April 2014, in addition to varying roles of increasing responsibility from August 1995 to October 2009, at Seagate Technology, plc. Mr. Morton holds a B.S. in Business Administration with a major in Finance, Real Estate and Law from California State Polytechnic University, Pomona.

STEVEN BIRDSALL Age 53, Officer from February 2018 through April 12, 2019	Steven Birdsall served as our Chief Revenue Officer from February 2018 through April 12, 2019. From August 2016 to February 2018, Mr. Birdsall served as Executive Vice President and Chief Revenue Officer of Radial, Inc., an e-commerce company. From February 2015 to August 2016, Mr. Birdsall served as Executive Vice President and Chief Operating Officer of Hearst Business Media Corporation, a publishing services company. Mr. Birdsall worked at SAP SE, a multinational software corporation, from April 2006 to February 2015 in various roles, including Global SVP, Industry Cloud from June 2014 to February 2015 and as Global Chief Operating Officer from July 2013 to June 2014. Mr. Birdsall holds an M.B.A from Brigham Young University and a B.S. degree in Economics from the University of Utah.

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EXECUTIVE COMPENSATON

Our Executive Compensation Strategy

We take a market-based approach to compensation to ensure that executive compensation is competitive with compensation provided by similarly situated growth companies. We accordingly structure our executive compensation pay practices and programs to attract, retain and incentivize talented leaders, which we believe helps us achieve and exceed business objectives approved by the Board and create sustainable, long-term Stockholder return. In structuring our compensation programs, we avoid excessive risk taking and manage total compensation costs in support of consistent financial performance. The Compensation Committee retained Compensia, Inc., the Compensation Committee’s independent compensation consultant, to help us understand compensation practices of peer companies and determine the appropriate level of compensation, as well as individual compensation components, for our executive officers.

Our compensation philosophy emphasizes strong correlation between executive pay and the Company’s financial performance and we structure the Company’s executive compensation programs accordingly. Our Compensation Committee is responsible for the compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions.

Components of our Executive Compensation Programs

We use a total rewards philosophy for setting each of our executive officer’s total target direct compensation, which is comprised of base salaries, short-term annual incentive bonuses and the grant of long-term equity-based awards. Additionally, we provide severance and change-in-control payment and benefits in certain circumstances, which are designed to promote retention of key employees. Each of these components of executive compensation have a direct alignment with our compensation strategy, allowing us to: (i) attract and retain talented executive officers through competitive base salary; (ii) incentivize executive officers to achieve and exceed annual business objectives and manage total compensation costs through our short-term annual incentive bonus program; (iii) motivate our executive officers and align them with our Stockholder interests to achieve and exceed long-term business objectives with our long-term equity incentive program; and (iv) provide each of our executive officers with protections in the event the executive officer experiences a termination of employment under specified circumstances, including following a change-in-control of the Company. We believe that these protections serve our retention objectives by helping our executive officers maintain focus and dedication to their responsibilities to maximize stockholder value.

Named Executive Officers

For fiscal year 2019, our named executive officers, which consisted of our Chief Executive Officer and the two most highly-compensated executive officers (other than the Chief Executive Officer), were:

Name	Job Title
Frank Calderoni	Chairman and Chief Executive Officer
David H. Morton, Jr.	Executive Vice President and Chief Financial Officer
Steven Birdsall(1)	Executive Vice President and Chief Revenue Officer

(1)	Mr. Birdsall resigned effective April 12, 2019.

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Executive Compensation Practices for Fiscal Year 2019

Base Salary

For fiscal year 2019, Mr. Calderoni’s annual base salary was $375,000, Mr. Morton’s annual base salary was $350,000 and Mr. Birdsall’s annual base salary was $325,000.

Non-Equity Incentive Plan Compensation

Each of our named executive officers participated and earned cash bonuses under our short-term annual incentive bonus program for fiscal year 2019, with the targeted amount of their bonuses set as a percentage of their respective annual salaries, as approved by our Compensation Committee. Bonuses were payable based on the achievement of specified company financial targets and individual performance as determined by our Compensation Committee. Bonus awards were measured and paid bi-annually as approved by our Compensation Committee. The amounts awarded to each of our named executive officers in fiscal year 2019 are listed under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table below.

Equity Compensation

During fiscal year 2019, we granted options to purchase shares of our common stock and restricted stock units to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at Fiscal Year-End” table below.

Health and Welfare Benefits

During fiscal year 2019, each of our named executive officers was eligible to participate in all of our employee benefit plans offered to U.S. employees, including our medical, dental, life and disability insurance plans, in each case on the same basis as other employees.

Perquisites and Personal Benefits

For fiscal year 2019, we provided spousal travel reimbursements to each of our named executive officers and a car service to Mr. Morton to accommodate his commute, each as listed under “Personal/Guest Travel” in the “All Other Compensation Table” under the “Summary Compensation Table” below.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan that provides all regular U.S. employees with an opportunity to save for retirement by deferring a portion of their compensation on a pre-tax basis. During fiscal year 2019, we provided matching contributions of 50% of employee contributions (up to 3% of recurring cash compensation, not to exceed $1,000) for all eligible employees who participated in our 401(k) plan. In addition, while all of our named executive officers were eligible to participate in our 401(k) plan, only Mr. Morton participated in fiscal year 2019.

Employment Agreements with Named Executive Officers

Offer Letters in Place During Fiscal 2019 for Named Executive Officers

We have entered into employment letters with each of our named executive officers, each of which provides for at-will employment. Each of those letters also provides for the named executive’s annual base salary, the

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opportunity to earn an annual bonus, the target amount of the bonus, and, in the case of Mr. Birdsall, the right to earn a performance bonus for fiscal year 2019 having a target of $100,000, as well as a one-time cash retention bonus of $100,000 that requires Mr. Birdsall to remain employed with us for a period of at least two years. The employment letter with Mr. Calderoni was entered into in September 2018 in order to supersede the terms that were set forth in his original offer letter with us, while the employment letters with Messrs. Birdsall and Morton were entered into in connection with the commencement of their employment with us as our Chief Revenue Officer and our Chief Financial Officer, respectively. Accordingly, the employment letters for Messrs. Birdsall and Morton also provided for the grant of such named executive officer’s initial equity-based awards with us, each as described in more detail in the “Outstanding Equity Awards at Fiscal Year-End” table below.

We also entered into a severance and change in control agreement with each of our named executive officers, pursuant to which each named executive officer will become eligible to receive certain benefits in the event his employment is terminated under certain circumstances or our change in control, as described under “—Severance and Change-in-Control Benefits” below.

In accordance with the terms of the employment letters, the annual base salaries of named executive officers employed by us will be reviewed from time to time (and, in the case of Mr. Calderoni, reviewed at least annually) and adjusted when our Board or the Compensation Committee determines an adjustment is appropriate, provided that their annual base salaries (and, in the case of Mr. Calderoni, his target annual bonus) will not be adjusted downwards other than in connection with across-the-board reductions affecting all similarly situated executives. As of January 31, 2019, the annual base salary Mr. Calderoni received was unchanged since the beginning of fiscal 2019. In addition, the annual base salaries for Messrs. Morton and Birdsall, after joining us in September 2018 and February 2018, respectively, were also unchanged.

Pursuant to their employment letters, each of our named executive officers is eligible to earn an incentive bonus for each of our fiscal years they are employed by us, with such bonus awarded based on objective or subjective criteria approved by our Board or our Compensation Committee. During fiscal year 2019, our named executive officers were eligible to earn cash incentive bonuses based on a combination of corporate and individual goals and the target bonus amounts for Messrs. Calderoni, Morton, and Birdsall were $375,000, $245,000, and $178,750, respectively. In recognition of Mr. Calderoni’s successful completion of our initial public offering and his leadership through a time of the Company’s hypergrowth while exceeding business targets, our Compensation Committee determined to exercise its discretion and pay Mr. Calderoni a bonus of $721,875 for fiscal year 2019. In addition, pursuant to the severance and change in control agreements, Messrs. Calderoni, Morton, and Birdsall will become eligible to receive certain benefits in the event of our change in control or if their employment is terminated under certain circumstances, as described under “—Severance and Change-in-Control Benefits” below.

Severance and Change-in-Control Benefits

Pursuant to the severance and change in control agreements we entered into with each of our named executive officers, we have agreed to make certain payments and provide certain benefits upon the conditions described below, generally contingent on the officer executing and not revoking a general release of claims against us and certain related parties (and, to the extent applicable, resigning as a member of our board of directors).

Pursuant to the severance and change in control agreement we entered into with Mr. Calderoni, if he dies or becomes disabled, is terminated without “cause”, or resigns for “good reason” (each as defined therein) at any time during his service with us, he will be eligible to receive:

•	severance payments over the 12-month period following such qualifying termination of employment in an aggregate amount equal to the sum of 100% of his annual base salary plus 100% of his target annual

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bonus in effect at the time of termination, paid in a lump sum upon death or disability, provided that if such qualifying termination of employment occurs during the period commencing three months prior to and ending 18 months after our change in control, he will instead receive a lump-sum payment in an amount equal to the sum of 150% of his annual base salary plus his target annual bonus then in effect;

•	a lump-sum payment in an amount equal to the COBRA premiums he would be required to pay to continue healthcare coverage for a period of 18 months; and
•

accelerated vesting of the number of then-unvested shares subject to each of his then-outstanding equity awards that would have vested during the six-month period following such qualifying termination of employment; provided that if such qualifying termination of employment occurs during the period commencing three months prior to and ending 18 months after our change in control (or his employment ends at any time as a result of his death or disability), then all of then unvested shares subject to the then-outstanding equity awards will immediately vest, and, in each case, any performance-based goals will be deemed to have been met at the greater of actual performance or target levels.

In addition, if Mr. Calderoni remains employed through the occurrence of our change in control, then 50% of the then-unvested shares subject to Mr. Calderoni’s equity awards that would have vested during the six-month period following the change in control shall immediately vest and if Mr. Calderoni remains in continuous service with us through the one-year anniversary of the change in control, then all of the then-unvested shares subject to such awards shall become vested upon such anniversary.

We also entered into a severance and change in control agreement with Messrs. Morton and Birdsall in connection with the commencement of their employment. Pursuant to their respective severance and change in control agreements, if the named executive officer dies or becomes disabled, is terminated without “cause”, or resigns for “good reason” (each as defined in the named executive officer’s agreement) at any time during his service with us, he will be eligible to receive:

•

severance payments over the 6-month period following such qualifying termination of employment in an aggregate amount equal to 50% of his annual base salary (or, in the case of Mr. Morton only, 100% if such termination occurs during his first year of service with us), paid in a lump sum upon death or disability, provided that if such qualifying termination of employment occurs during the period commencing three months prior to and ending 12 months after our change in control, the named executive officer will instead receive a lump-sum payment in an amount equal to 100% of his annual base salary plus his target annual bonus then in effect;

•

a lump-sum payment in an amount equal to the COBRA premiums he would be required to pay to continue healthcare coverage for a period of 6 months (or, in the case of Mr. Morton only, 12 months if such termination occurs during his first year of service with us); provided that if such qualifying termination occurs during the period commencing three months prior to and ending 12 months after our change in control, the named executive officer will instead receive a lump-sum payment in an amount equal to the COBRA premiums he would be required to pay to continue health coverage for a period of 12 months; and

•

if such qualifying termination of employment occurs during the three month period prior to and ending 12 months after our change in control (or his employment ends at any time as a result of his death or disability), all of the unvested shares subject to his then-outstanding equity awards will immediately vest, and any performance-based goals will be deemed to have been met at the greater of actual performance or target levels.

•	Mr. Birdsall’s resignation effective April 12, 2019, did not trigger any severance or change in control benefits.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our Summary Compensation Table below shows the total compensation paid to or earned by each of our NEOs with respect to the fiscal years 2019 and 2018. The amounts reported reflect rounding, which may result in slight variations between amounts shown in the Total column and the sum of its components as reflected in the table.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Frank Calderoni
Chairman and Chief Executive Officer	2019	375,000	—	11,514,624	4,522,986(12)	721,875	14,018	17,148,503
	2018	375,000	—			250,000	3,600(10)	628,600
David H. Morton, Jr.(3)
Executive Vice President and Chief Financial Officer	2019	137,980	—	14,307,000	1,474,000(6)	124,630	17,470	16,061,080
	2018	—	—	—	—	—	—	—
Steven Birdsall (4)
Executive Vice President and Chief Revenue Officer	2019	301,667	100,000(8)	2,987,071	3,888,303(7)	308,007(9)	4,479	7,589,527
	2018	—	—	—	—	—	—	—

(1)

Stock Awards and Option Awards: These amounts do not reflect the actual value realized by the NEO. In accordance with SEC rules, these columns represent the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions, see Note 5, “Share-based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2019.

(2)	All Other Compensation: The amounts shown in this column consist of the following:

All Other Compensation Table

Name	Personal/Guest Travel ($)	401k Match ($)(5)	Any Other Perquisites ($)	Executive Life Insurance ($)	Total ($)
Frank Calderoni	9,758	—	4,260(10)	—	14,018
David H. Morton, Jr.	818	1,000	15,652(11)	—	17,470
Steven Birdsall	219	—	4,260(10)	—	4,479

(3)	Mr. Morton’s employment with us commenced in September 2018 and his employment letter entitles him to an annual base salary of $350,000.
(4)	Mr. Birdsall’s employment with us commenced in February 2018 and he resigned effective April 12, 2019.
(5)

401(k) match is for the 401(k) Plan contribution provided to all U.S. employees who participate in the 401(k) Plan. The maximum amount of employer contribution is $1,000 per calendar year, but it may be higher or lower for a particular fiscal year depending on the timing and amount of the employee’s contribution.

(6)	The amount of Option Award for FY2019 consists of $1,474,000.
(7)	The amount of Option Award for FY2019 consists of $3,888,303.
(8)	The amount includes the one-time retention bonus paid to Mr. Birdsall at the time of his hire.
(9)

The amount includes $100,000 of performance-based bonus granted to Mr. Birdsall upon the achievement of certain management-based objectives under the terms of his employment letter and $208,007 in annual incentive bonus.

(10)	The amount includes the cost of the parking fees.
(11)	The amount includes $14,212 of car service and $1,440 in parking fees.
(12)	The amount of Option Award for FY2019 consists of $4,522,986 non-qualified stock options.

ANAPLAN, INC. | 2019 Proxy Statement	P a g e | 35

2019 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year 2019

The following table sets forth information regarding each unexercised stock option, and all unvested shares of our common stock and restricted stock units, held by each of our named executive officers as of January 31, 2019.

The vesting schedule applicable to each outstanding award is described in the footnotes to the table below. For information regarding the vesting acceleration provisions applicable to our named executive officers’ equity awards, see “Executive Compensation —Employment Agreements with Named Executive Officers —Severance and Change-in-Control Benefits.”

Some of the options granted to our named executive officers are immediately exercisable with respect to all of the option shares, subject to our repurchase right in the event the officer’s service terminates prior to vesting in the shares. We refer to option shares that are subject to our right of repurchase as “unvested shares” and those that are no longer subject to our right of repurchase as “vested” shares.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(*)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Frank Calderoni
	1,604,297(1)	—	—	4.83	1/19/2027	—	—	—	—
	682,200(2)	—	—	11.86	8/30/2028	—	—	—	—
	—	—	—	—	—	2,437,500(3)	76,513,125	—	—
	—	—	—	—	—	817,800(4)	25,670,742	—	—
David H. Morton, Jr.
	191,569(5)	—	—	11.86	9/13/2028	8,431(6)	264,649	—	—
	—	—	—	—	—	950,000(7)	29,820,500	—	—
Steven Birdsall(12)
	—	700,000(8)	—	7.12	3/23/2028	—	—	—	—
	149,367(9)	—	—	11.86	8/30/2028	—	—	—	—
	—	—	—	—	—	75,000(10)	2,354,250	—	—
	—	—	—	—	—	179,089(11)	5,621,604	—	—

(*)	In accordance with SEC rules, market value is based on $31.39, the closing price of our common stock on the last trading day of the fiscal year.
(1)

All options are exercisable upon grant. Option vests over four years, provided Mr. Calderoni remains in continuous service following the vesting commencement date set forth above, with 25% vesting upon completion of one year of service and the remainder vesting in 36 substantially equal monthly installments thereafter.

(2)

Option vests over four years, provided Mr. Calderoni remains in continuous service following the vesting commencement date set forth above, with 50% vesting upon completion of two years of service and the remainder vesting in 24 substantially equal monthly installments thereafter.

(3)

Represents the remainder of an award of restricted stock units granted to Mr. Calderoni on January 20, 2017, which vests in connection with Mr. Calderoni’s continuous service over four years, with 25% vesting upon completion of one-year of service and 36 substantially equal monthly installments upon the completion of each month of service thereafter.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

(4)

Represents an award of restricted stock units granted to Mr. Calderoni on August 31, 2018, which vests in connection with Mr. Calderoni’s continuous service over four years, with 50% vesting upon completion of two years of service and the remainder vesting in 8 substantially equal quarterly installments thereafter.

(5)

All options are exercisable upon grant. Option vests over four years, provided Mr. Morton remains in continuous service following the vesting commencement date set forth above, with 25% vesting upon completion of one year of service and the remainder vesting in 36 substantially equal monthly installments thereafter.

(6)

Represents unvested shares acquired through the early exercise of a stock option by Mr. Morton on September 29, 2018, at a purchase price of $11.86 per share. The unvested shares are subject to our right of repurchase. See footnote 5 for the vesting schedule associated with the underlying award.

(7)

Represents an award of restricted stock units granted to Mr. Morton on September 14, 2018, which vests in connection with Mr. Morton’s continuous service over four years, with 25% vesting upon completion of one-year of service and the remainder vesting in 12 substantially equal quarterly installments thereafter.

(8)

Option vests over four years, provided Mr. Birdsall remains in continuous service following the vesting commencement date set forth above, with 25% vesting upon completion of one year of service and the remainder vesting in 36 substantially equal monthly installments thereafter.

(9)

Option vests over four years, provided Mr. Birdsall remains in continuous service following the vesting commencement date set forth above, with 50% vesting upon completion of two years of service and the remainder vesting in 24 substantially equal monthly installments thereafter.

(10)

Represents an award of restricted stock units granted to Mr. Birdsall on March 23, 2018, which vests in connection with Mr. Birdsall’s continuous service over four years, with 25% vesting upon completion of one-year of service and the remainder vesting in 12 substantially equal quarterly installments thereafter.

(11)

Represents an award of restricted stock units granted to Mr. Birdsall on August 16, 2018, which vests in connection with Mr. Birdsall’s continuous service over four years, with 50% vesting upon completion of two years of service and the remainder vesting in 8 substantially equal quarterly installments thereafter.

(12)	Mr. Birdsall resigned effective April 12, 2019.

ANAPLAN, INC. | 2019 Proxy Statement	P a g e | 37

2019 NOTICE OF MEETING AND PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the section captioned “Executive Compensation” with management and the Board. In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board, and the Board approved, the inclusion of the “Executive Compensation” section in the Company’s Proxy Statement for fiscal year 2019.

Respectfully submitted, THE COMPENSATION COMMITTEE

Standish O’Grady, Chair Robert E. Beauchamp Susan L. Bostrom Suresh Vasudevan*

* Although Mr. Vasudevan is currently a member of the Compensation Committee, he did not participate in the above matters as he joined the Board on April 14, 2019.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2019 at various times, the following directors served on our Compensation Committee: Sue Bostrom, Robert E. Beauchamp, Standish O’Grady, Sandesh Patnam and Rob Ward. None of the members of our Compensation Committee during fiscal year 2019 was an employee of the Company or any of its subsidiaries at any time during fiscal year 2019, has ever been an officer of the Company or any of its subsidiaries, or had a relationship with the Company during that period requiring disclosure pursuant to Item 404(a) of Regulation S-K. No executive officers of the Company served on the compensation committee of any other entity, or as a director of an entity that employed any of the members of the Compensation Committee during fiscal year 2019. Mr. Vasudevan was appointed to the Board on April 14, 2019.

Insider Trading Compliance Policies and Rule 10b5-1 Trading Plans

Our insider trading compliance policies prohibit the members of our Board and all employees, including our executive officers, from engaging in derivative securities transactions, including hedging, with respect to company securities or holding company securities in a margin account. Additionally, members of our Board and all employees, including our executive officers are prohibited from pledging company securities as collateral without the company’s prior approval. No such approvals for pledging company securities as collateral were granted in fiscal year 2019. Our insider trading compliance policy permits our directors and employees, including executive officers, to enter into trading plans complying with Rule 10b5-1 under the Exchange Act.

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2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

At the 2019 Annual Meeting, Stockholders will be asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020. KPMG LLP has been acting as our independent auditor for five years and both, by virtue of its long familiarity with the Company’s affairs and its ability, is considered qualified to perform this important function.

Representatives of KPMG LLP will be present at the 2019 Annual Meeting and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

A simple majority of all votes cast by holders of common stock on the Record Date represented in person or by proxy at the 2019 Annual Meeting is required to approve Proposal Two.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

ANAPLAN, INC. | 2019 Proxy Statement	P a g e | 39

2019 NOTICE OF MEETING AND PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee’s general role is to assist the Board in monitoring and overseeing the company’s financial reporting process and related matters. Our management is responsible for preparing and presenting our financial statements, and our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB). The audit committee’s specific responsibilities are set forth in its charter.

In connection with the preparation of the financial statements as of and for the fiscal year ended January 31, 2019, the Audit Committee performed the following tasks:

•	The audit committee reviewed and discussed the Company’s consolidated financial statements for its fiscal year ended January 31, 2019 with its management team;
•	The audit committee met with representatives of KPMG LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements;
•

The audit committee also discussed with members of KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Performance Standards Vol. 1. AU Section 380), as adopted by the PCAOB in Rule 3200T.

In addition, the audit committee received the written disclosures and the letter from KPMG LLP required by applicable requirements of PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of KPMG LLP its independence.

Based upon these reviews and discussions, and other matters it deemed relevant, the Audit Committee recommended, and the Board approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2019, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

David Conte, Chair
Ravi Mohan
Sandesh Patnam

40 | P a g e	ANAPLAN, INC. | 2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Fees Paid to Independent Auditors

The aggregate fees paid or accrued by us for professional services provided by KPMG LLP in the fiscal years ended January 31, 2019 and January 31, 2018 are set forth below.

	Fiscal Year
	2019	2018
Audit Fees	$2,175,000	$800,000
Audit-Related Fees	$300,000	-
Tax Fees	$63,380	$69,000
All Other Fees	$20,000	-

Total	$2,558,380	$869,000

Audit Fees.    This category consists of professional services provided in connection with the audit of our annual consolidated financial statements and the review of our unaudited quarterly consolidated financial statements. The fees for fiscal year 2019 included services in connection with our initial public offering.

Audit-Related Fees.    This category consists of assurance and related services provided by KPMG LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported above under “Audit Fees”. For fiscal year 2019, this category includes: agreed upon procedures, engagements, and advisement on accounting matters that arose during those years in connection with the preparation of our annual and quarterly consolidated financial statements.

Tax Fees.    This category consists primarily of professional services provided by KPMG LLP primarily for tax compliance for fiscal years 2019 and 2018.

All Other Fees.    This category consists of consulting fees for GDPR compliance during fiscal year 2019.

In fiscal years 2019 and 2018, all audit, audit related, tax and all other fees were pre-approved by the Audit Committee. Under the SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal accountant. We are in compliance with these SEC rules. In making its recommendation to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2019, the Audit Committee considered whether the services provided to us by KPMG LLP are compatible with maintaining the independence of KPMG LLP from us. The Audit Committee has determined that the provision of these services by KPMG LLP is compatible with maintaining that independence.

Pre-Approval of Services by Independent Auditors

The Audit Committee pre-approves all audit and other permitted non-audit services provided to us by our independent auditors. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors and senior management periodically report to the Audit Committee regarding the extent of services provided by the independent auditors.

ANAPLAN, INC. | 2019 Proxy Statement	P a g e | 41

2019 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning the Company’s equity compensation plans consisting of the 2012 Stock Plan, the 2018 Equity Incentive Plan and the 2018 Employee Stock Purchase Plan as of January 31, 2019.

Equity compensation plans	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by Stockholders	25,880,300 (1)	$5.99 (2)	16,110,693 (3)
Equity compensation plans not approved by Stockholders

Total	25,880,300	$5.99	16,110,693

(1)

This number includes 1,247,850 shares of common stock that were subject to issuance upon the exercise or vesting of awards granted under our 2018 Equity Incentive Plan (the “2018 EIP”) and 24,632,450 shares of common stock that were subject to issuance upon the exercise or vesting of awards granted under the 2012 Stock Plan (the “2012 Plan”).

(2)	This value is calculated based on the exercise price of options outstanding under 2018 EIP and 2012 Plan.
(3)	This number includes 13,410,693 shares of common stock available for future issuance under the 2018 EIP, and 2,700,000 shares of common stock available for future issuance under the ESPP.

42 | P a g e	ANAPLAN, INC. | 2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

STOCKHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a Stockholder intended to be included in our Proxy Statement for the 2020 Annual Meeting must be received by the Company at its registered office at Anaplan, Inc., 50 Hawthorne Street, San Francisco, California 94105 Attn: Company Secretary, no later than December 24, 2019. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, to be eligible for inclusion in our 2020 Proxy Statement.

The Company’s bylaws set forth procedures to be followed by Stockholders who wish to nominate candidates for election to the Board in connection with annual meetings of Stockholders or who wish to bring forth other business at the annual meeting of stockholders. All such nominations must be accompanied by certain background and other information specified in the bylaws. A Stockholder wishing to nominate a director for the 2020 Annual Meeting must provide written notice to the Company Secretary of their intention to make such nomination no earlier than February 6, 2020 and no later than March 7, 2020.

The Nominating and Corporate Governance Committee will consider all Stockholder recommendations for candidates for Board membership, which should be sent to that Committee, care of the Company Secretary, at the address set forth above. In addition to considering candidates recommended by Stockholders, the Committee considers potential candidates recommended by current directors, Anaplan officers, employees and others. As stated in the Company’s Corporate Governance Guidelines, all candidates for Board membership are selected based upon their professional experience, recognized achievement in his or her respective field, willingness to make the commitment of time and effort required, good judgment, strength of character, reputation for integrity and personal and professional ethics, and an independent mind. Candidates recommended by Stockholders are evaluated in the same manner as director candidates identified by any other means.

If a Stockholder wishes to communicate with the Board for any other reason, all such communications should be sent in writing, care of the Company Secretary, at the address set forth above.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee of the Board of Directors” and “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in that other filing.

Information contained on, or accessible through, our Company website is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended January 31, 2019, accompanies this Proxy Statement. A printed copy of either document, excluding exhibits, will be furnished without charge to beneficial Stockholders or Stockholders of record upon request to:

Anaplan, Inc.

Investor Relations

50 Hawthorne Street,

San Francisco, California 94105

ANAPLAN, INC. | 2019 Proxy Statement	P a g e | 43

2019 NOTICE OF MEETING AND PROXY STATEMENT

HOUSEHOLDING

SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more Stockholders reside if they appear to be members of the same family. Each Stockholder continues to receive a separate proxy card. This procedure is referred to as “householding,” and we have adopted this procedure. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Anaplan, Inc.

Investor Relations

50 Hawthorne Street,

San Francisco, California 94105

Stockholders who hold their shares through a broker or other nominee who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

By Order of the Board,

Gary Spiegel

Vice President, Legal and Corporate Secretary

April 22, 2019

44 | P a g e	ANAPLAN, INC. | 2019 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/04/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS ANAPLAN, INC. 50 HAWTHORNE STREET If you would like to reduce the costs incurred by our company in mailing proxy materials, SAN FRANCISCO, CA 94105 you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/04/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Frank Calderoni 02 Robert E. Beauchamp For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year 0 0 0 ending January 31, 2020 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000421172_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com ANAPLAN, INC. Annual Meeting of Stockholders June 5, 2019 8:00 AM PST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Frank Calderoni and David H. Morton, Jr. or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ANAPLAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 AM, PST on June 5, 2019, at 50 Hawthorne Street, San Francisco, CA 94105, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000421172_2 R1.0.1.18